EXHIBIT 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In re:	)	Case No. 05-12801 RGM
	)	Jointly Administered
XYBERNAUT CORPORATION, et al.,	)
)
	)	Chapter 11
Debtors.	)

MONTHLY OPERATING REPORT		Calendar Month 9/1/05 to 9/30/05
FINANCIAL BACKGROUND INFORMATION
     1. ACCOUNTING BASIS: Cash                      Accrual           x
     2. PREPARER: State the names address, telephone number and position of the person(s) who actually compiled the information contained in this report.
     Nancy Hogan, Xybernaut Corp. 12701 Fair Lakes Circle, Suite 550, Fairfax, VA 22033
     3. NUMBER OF EMPLOYEES paid during this period:           11
     4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the last reporting period? Yes       No      X     . If yes, explain below:

     5. Are all BUSINESS LICENSES current? Yes      x      No       Not Applicable
     6. PRE-PETITION ACCOUNTS RECEIVABLE:

Beginning Balance	$255,465.21

Collected this Period	32,493.85

Ending Balance	$222,971.36

     7. POST -PETITION ACCOUNTS RECEIVABLE:
0-30 Days: $298,998.64 31-60 Days: $20,280.41 Over 60 Days: $27,700
     If there are any post-petition Accounts Receivable over 60 days provide Schedule AR giving a listing of such accounts and explain the delinquencies.
Caterpillar — MCE — $27,000 Payment received 10/12/05
Walt Disney World $700 unpaid balance inv $136,228.71 pd 135,528.71 contacting client for balance
     8. POST —PETITION ACCOUNTS PAYABLE:
0-30 Days: $214,548.20 31-60 Days: $7,097.00 Over 60 Days: 0
If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.
James Ralabate $7097.00 — Disputed

a.	TAXES. Are all taxes being paid to the proper taxing authorities when due? Yes No x . On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Attach to this report a completed Form 6123 for each deposit made during the reporting period. Also attach copies of the monthly sales tax report, payroll tax report and unemployment tax report with evidence of payment of both federal and state taxes.
     NOTE: Due to the resignation of Grant Thornton, the Xybernaut Corporation’s auditors and federal/state tax preparers along with the accounting staff and company CFO the year end tax returns have been delayed. Xybernaut will be submitting the required returns in a timely manner. No or little tax liability is expected due to the large NOL carry forward.
     9. ESCROW ACCOUNTS. Are you utilizing your tax account only for deposit and payment of payroll and sales taxes? Yes      x      No            If no, explain:
     10. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes      X      No            Explain:
NOTE: The accounting staff of XC had left the company by April 2005 at which time no monthly close for 2005 had been performed and in July 2005 the CFO resigned, all books and records are being maintained however there maybe updates / corrections over the next couple of months.
     11. INSURANCE EXPIRATION STATEMENT. Policy expiration dates are:

Auto & Truck	73256759	03/31/05	03/31/06
Liability	392595	03/31/05	03/31/06
Workers Comp.	1714215	03/31/05	03/31/06
Errors & Omissions	35392595	03/31/05	03/31/06
D&O	ELU08861005	04/14/05	04/14/06
D&O	35529D0205	04/14/05	04/14/06
D&O	35389095BAL	03/31/05	03/31/06
     13. ACTIONS OF DEBTOR. During the last month, did the debtor:
(A) Fail to defend or not oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate? Yes            No      x      Explain:
(B) Maintain such stock inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor? Yes      x      No            Explain:
     14. TRANSFER OR SALE OF PROPERTY. Did the debtor or any person with control over any of the debtor’s assets transfer, convey or abandon any of the debtor’s assets to another party during the period of this report other than as set forth herein (including sales by creditors)?
Yes.            No      x      Explain
     15. PAYMENT TO SECURED CREDITORS during reporting period: (Attach additional sheets if necessary) N/A

Creditor	Frequency of	Amount	Next	Post-Petition
	Payments per	of Each	Payment	Pmts. No Made
	Contract (mo. Qtr)	Payments	Due	No. | Amt.

     16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc., during reporting period: (Attach additional sheets, if necessary): NONE

Professional	Service	Amount

     17. QUARTERLY U.S. TRUSTEE FEES paid during reporting period:
          $     0      Accrued $3750.00 to be paid in October, 2005
     18. VERIFICATION: I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated:	10/21/05	DEBTOR-IN-POSSESSION

Name/Title:	/s/ Perry L. Nolen, CEO/President

12701 Fair Lakes Circle, Suite 550

Fairfax, VA 22033		Phone:	703/654-3591

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In re:		)	Case No. 05-12801 RGM
		)	Jointly Administered
XYBERNAUT CORPORATION, et al.,		)
		)	Chapter 11
	Debtors.	)
)
Cash Disbursements Summary Report
Calendar Month Ending 09/30/05

Total Disbursements from Operating Account (See Note 1)	355,663

Total Disbursements from Payroll Account (See Note 2)	101,347

Total Disbursements from Tax Escrow Account (See Note 3)	0

Total Disbursements from any other Account (See Note 4)	103

Grand Total Disbursements from all Accounts		457,010	(1)

(1) Xybernaut has only 1 bank account for Operations and Payroll — amounts listed separately for information purposes only.
Note 1 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor-in-possession payroll account, the debtor-in-possession account tax escrow account or other debtor in possession account where the disbursements will be listed on this report.
Note 2 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor-in-possession operating account, the debtor- in-possession tax escrow account or other debtor-in-possession account where the disbursements will be listed on this report.
Note 3 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only, transfers to the debtor-in-possession operating account, the debtor-in-possession payroll account or other debtor-in-possession account where the disbursements will be listed on this report.
Note 4 — Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor-in-possession account, and amounts paid from the accounts of others on the debtors behalf (for example disbursements made from a law firm’s escrow account as a result of a sale of property.)
ATTACH A COPY OF THE MOST RECENT MONTHLY BANK STATEMENT FOR EACH DEBTOR- IN-POSSESSION ACCOUNT.

In re: Xybernaut Corporation, et al.           Case Number: 05-12801 Jointly Administered

Xybernaut Corporation
Balance Sheet

XYBERNAUT CORPORATION	2005
	September 30
ASSETS

Current assets:
Cash In Banks	236,341
Petty Cash	300
Restricted Cash	—
Pre Petition Accounts receivable	222,971
Post Petition Accounts receivable	354,139
Less AR — Other, Reserve, Contra	(499,939)
Inventory	2,357,680
Prepaid and other current assets	820,872
DTDF — Japan	680,099
DTDF — GmbH	12,533,177
DTDF — Gmbh R&D	4,820,238
DTDF — China	286,197
DTDF — XSI	(331,437)
DTDF — Korea	293,924
DTDF — RESERVE	(18,000,000)

Total current assets		3,774,563

Fixed assets:
Property and equipment	2,148,276

Less: accumulated depreciation	(1,947,084)

Total fixed assets		201,192

Other assets:
Investment in subsidiaries	605,584
Patents, net	772,092
Trademarks, net	31,996
Tooling, net	—
Other	175,774

Total other assets		1,585,446

TOTAL ASSETS		5,561,201

LIABILITIES AND EQUITY

Post-Petition Liabilities Accounts payable	221,645
Accrued restructuring costs	13,610
Deferred product and warranty revenue	226,864
Accrued Professional fees	232,377
Accrued Purchases	243,518
Salaries/Commissions Payable	120,331

Total Post Petition Liabilities	1,058,345

Xybernaut Corporation
Balance Sheet

XYBERNAUT CORPORATION	2005
	September 30
Pre-Petition Liabilities

Priority Claims	120,322
Secured Debts	—
Unsecured Debt	1,622,079
Accrued expenses	479,672 (1)

Total Pre Petition Liabilities	2,222,073

Total liabilities		3,280,418

Stockholders’ equity:
Common stock	1,946,209
Additional paid-in capital	183,745,591
Cumulative translation adjustment	38,695
Accumulated other comprehensive income (XSI)	37,130

Retained earnings, beginning	(171,411,927)

Current Retained Earnings — Pre Petition	(10,953,999)
Current Retained Earnings — Post Petition	(1,120,916)

Total stockholders’ equity		2,280,783

TOTAL LIABILITIES AND EQUITY		5,561,201

(1) Accrued Other major items:
General — Miscellaneous		$150,000
Ed & Steve Newman bonus 100,000 shares		$138,000
Stale Checks		$39,234
Vacation Accrual		$60,732
Warranty Reserve		$75,900

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In re:	)	Case No. 05-12801 RGM
	)	Jointly Administered
XYBERNAUT CORPORATION, et al.,	)
	)	Chapter 11
Debtors.	)
MONTHLY OPERATING REPORT
INCOME STATEMENT
(Business Debtor, Accrual Basis)
Calendar Month September 1, 2005 to September 30, 2005
(All figures refer to post-petition transactions)
Case Number 05-12801 (Jointly Administered) Period Ending September 2005 Income Statement Page 1

	Xybernaut Corporation
	Results of Operations
	Ending September 30,
	2005
		YTD
	Current	2005
Revenue:

Sales/Income	403,074	748,889

Cost of Sales

Beginning Inventory	3,146,071	3,274,531
Purchase of Inventory	80,910	240,290
Less ending Inventory	(2,897,925)	(2,897,925)
Direct Labor (Gross Salaries)
Purchased Goods and Services	35,462	46,259

Total Cost of Sales	364,518	663,155

Gross profit	38,556	85,734

Operating Expenses

Officer’s Salaries (Gross)	35,000	74,583
Other Employee Salaries (Gross)	144,807	203,411
Taxes (Payroll: Employer’s Share)	4,578	9,272
Employee Benefits (Insurance, Pension Plan, etc.)	39	7,940
Advertising		0
Bad Debts		0
Depreciation & Amortization	61,124	125,168
Entertainment		0
Insurance (Real Estate)		0
Insurance (Other)	154,022	188,871
Interest (Mortgage, Loans, etc.)		0
Leases (other that Rent)		0
Outside Services & Contractors	171,829	366,264
Professional Fees (Attorney, Accountant)	18,261	48,435
Rent and leases	3,149	50,232

Case Number 05-12801 (Jointly Administered) Period Ending September 2005 Income Statement Page 2

Repairs and maintenance	1,474	2,288
Supplies		0
Taxes (Real Property)		0
Taxes (Other)		3,596
Telephone	4,820	10,762
Travel	19,527	32,415
Utilities		0
U.S. Trustee quarterly fee	3,750	3,750

Other Operating Expenses

Internet / Website	5,830	20,689
Office expense	8,448	14,459
Postage	110	178
Printing		6,739
Public company expense	4,925	5,551
Equipment		9,886
Courier	590	11,406
Customer support		1,440
Penalties (1)	3,677	3,677

Total Operating Expenses	645,958	1,201,010

Profit/Loss from operations	(607,402)	(1,115,276)

Interest income		62

Net Income (Loss)	(607,402)	(1,115,214)

(1)	Penalty — Hyatt office — late fees

NOTE:	Accrual basis reporters must attach Cash Reconciliation Reports or a standard Statement of Sources and Uses of Case to this Report.

In re: Xybernaut Corporation, et al.	Case Number: 05-12801 Jointly Administered
Cash Reconciliation Report

Xybernaut Corporation	Accrual Basis
Calendar Month Ending	September 30, 2005

	Operating/
	Payroll Acct	Totals

(A) Beginning Cash Balance (A)		394,505
(B) Net Income		(607,402)
(C) Non Cash Expenses
Amortization
Depreciation		24,838

(C) Total		24,838

(D) Cash from Operations (B+C)		(582,564)

Other Sources (Uses of Cash)

Decrease (Incr) — Accounts Receivable	(112,729)
Decrease (Incr) — Inventory	242,444
Decrease (Incr) — equipment — computers	—
Decrease (Incr) — DTDF (Intercompany)	(34,450)
Decrease (Incr) — Prepaid Other Current Assets	137,602
Decrease (Incr) — Other Assets (PATENTS) net	13,311
Decrease (Incr) — Other Assets (Trademarks) net	2,262
Decrease (Incr) — Other Assets	41,187

Increase (Decr) — Accounts Payable	52,005
Increase (Decr) — Accrued Expenses	588
Increase (Decr) — Purchase Accrual	(20,980)
Increase (Decr) — Accrued P./R Taxes Increase (Decr) — Accrued Prof Fees	135,080
Increase (Decr) — Accrued Rent Increase (Decr) — Accrued Salaries	71,693
Increase (Decr) — Accrued Sales Taxes	—
Increase (Decr) — Deferred Restructuring Cost	(39,855)
Increase (Decr) — Deferred product & warranty revenue	(63,755)

(E) Total Other Sources (uses) of Cash		424,401

(F) Ending Cash Balance (F = A+D+E)		236,341

(G) Balance per Bank Statement		304,304
(H) Less Outstanding Checks		69,446
(I) Add Deposits in Transit		1,483

(J) Reconciled Bank Balance [J=(G-H)+I]		236,341

In re: Xybernaut Corporation, et al.            Case Number: 05-12801 Jointly Administered
CASH RECONCILIATION REPORT
Payroll and Tax Accounts
(Business Debtor, Accrual Basis)
Calendar Month ending ___September 2005
(All figures refer to post-petition transactions)

Amounts shown represent payroll activity for the month of	Payroll	Tax
August that occurred in the combined Operating/Payroll acct.	Account	Account

(A) Beginning Cash Balance (A)

Cash Receipts:

Transfers from Operating Account	101,347

Transfers from Payroll Account

Other — _________________________

(B) Total Cash Receipts (B)	101,347

(C) Cash Available (C= A+B)	101,347

Cash Disbursements:

Gross Payroll for this period $ 98,146

Employee Benefits paid	3,406

Net Payroll Paid	67,846

Transfers to Tax Account

Taxes deposited or paid during period
Employee’s share of FICA Tax	4,449

Employer’s share of FICA Tax	4,449

Employee’s Federal Income Tax	16,698

Employee’s State Income Tax	3,994

Unemployment Tax	505

Unrecorded Bank Service Charges

Other: ____________________________

(D) Total Disbursements (D)	101,347

(E) Ending Cash Balance (E=C-D)

(F) Balance per Bank Statement (F)

(G) Less Outstanding Checks (G)

(H) Add Deposits in Transit

(I) Reconciled Bank Balance {I = (F-G) +H]

Ending Cash Balance (E) and Reconciled Bank Balance (I) should equal